UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2004

TORTUGA MEXICAN IMPORTS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-102945
(Commission File Number)

98-0379431
(IRS Employer Identification No.)

219-10654 82nd Avenue, Edmonton, Alberta T6E 2A7
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 780-439-6726

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on September 8, 2004 as Tortuga Mexican Imports Inc.'s independent auditors. Malone & Bailey's audit reports on Tortuga Mexican Imports Inc.'s financial statements as of August 31, 2003 and 2002 and for each of the two years then ended and for the period from April 17, 2002 (Inception) through August 31, 2003, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended August 31, 2003 and 2002 and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Tortuga Mexican Imports Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 8, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on September 8, 2004 as Tortuga Mexican Imports Inc.'s principal accountant to audit the financial statements of Tortuga Mexican Imports Inc. The decision to change accountants was approved by the Board of Directors.

During the years ended August 31, 2003 and 2002 and subsequent to August 31, 2003 through the date hereof, neither Tortuga Mexican Imports Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Tortuga Mexican Imports Inc.'s consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Tortuga Mexican Imports Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) of Regulation S-B with Tortuga Mexican Imports Inc.'s former accountant.

Tortuga Mexican Imports Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Tortuga Mexican Imports Inc. with a letter addressed to the Commission containing any new information, clarification of Tortuga Mexican Imports Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Tortuga Mexican Imports Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Tortuga Mexican Imports Inc. that no such letter need be issued.

Item 9.01 Financial Statements and Exhibits

(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTUGA MEXICAN IMPORTS INC.

/s/ Vanessa Avila
Vanessa Avila, President, Secretary,
Treasurer and Director

Date: September 8, 2004